UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2021 (March 15, 2021)

EUROPEAN BIOTECH ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40211	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Johannes Vermeerplein 9

1071 DV Amsterdam, Netherlands

31 (0) 20 664 55 00

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	EBAC	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EBACW	The Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	EBACU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2021, Mohammad Sohail Fazeli was appointed to the board of directors (the “Board”) of European Biotech Acquisition Corp. (the “Company”). Effective March 18, 2021, Mr. Fazeli was also appointed to the Board’s (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee. The Board has determined that Mr. Fazeli is an independent director under applicable Securities and Exchange Commission and Nasdaq rules.

In connection with the appointment of Mr. Fazeli, the Company entered into the following agreements:

•	A Letter Agreement, dated March 18, 2021 (the “Letter Agreement”), between the Company and Mr. Fazeli, pursuant to which Mr. Fazeli has agreed to: vote any shares of Class A common stock held by him in favor of the Company’s initial business combination; facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period required by its second amended and restated certificate of incorporation; and certain transfer restrictions with respect to the Company’s securities.

•	An Indemnity Agreement, dated March 18, 2021 (the “Indemnity Agreement”), between the Company and Mr. Fazeli, providing Mr. Fazeli contractual indemnification in addition to the indemnification provided for in the Company’s second amended and restated certificate of incorporation.

The foregoing descriptions of the Letter Agreement and the Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the Indemnity Agreement, copies of which are attached as Exhibits 10.1 and 10.8, respectively, and are incorporated herein by reference.

Other than the foregoing, Mr. Fazeli is not party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 8.01. Other Events.

On March 18, 2021, European Biotech Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 12,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $120,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 440,000 Units (the “Private Placement Units”) to LSP Sponsor EBAC B.V. (the “Sponsor”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,400,000. The Private Placement Units are identical to the Units sold in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) the private placement warrants included therein will not be redeemable by the Company; (2) they (including the Class A Ordinary Shares issuable upon exercise of these private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial business combination; (3) the private placement warrants included therein may be exercised by the holders on a cashless basis; and (4) they (including the Class A Ordinary Shares issuable upon exercise of these private placement warrants) are entitled to registration rights.

A total of $120,000,000, comprised of $117,600,000 of the proceeds from the IPO, including $4,200,000 of the underwriters’ deferred discount, and $2,400,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company's obligation to redeem 100% of its public shares if it does not complete an initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders' rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-253220):

•	An Underwriting Agreement, dated March 15, 2021, between the Company and Credit Suisse Securities (USA) LLC as representative of the several underwriters.

•	The Amended and Restated Memorandum and Articles of Association of the Company, dated March 15, 2021.

•	A Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated March 15, 2021 among the Company and its officers, certain of its directors and LSP Sponsor EBAC B.V.

•	A Letter Agreement, dated March 18, 2021 between the Company and Mohammad Sohail Fazeli

•	An Investment Management Trust Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration and Shareholder Rights Agreement, dated March 15, 2021, between the Company and certain security holders.

•	An Administrative Services Agreement, dated March 15, 2021, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated March 15, 2021 between the Company and the Sponsor.

•	Indemnity Agreements, each dated March 15, 2021 or March 18, 2021 between the Company and each of its executive officers and directors.

•	On March 15, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 15, 2021, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	A Letter Agreement, dated March 15, 2021, among the Company and its officers, certain of its directors and LSP Sponsor EBAC B.V.
10.2	Investment Management Trust Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights and Shareholder Agreement, dated March 15, 2021, between the Company and certain security holders.
10.4	Administrative Services Agreement, dated March 15, 2021, between the Company and LSP Sponsor EBAC B.V.
10.5	Private Placement Warrants Purchase Agreement, dated March 15, 2021, between the Company and the Sponsor.
10.6	Indemnity Agreement, dated March 15, 2021, between the Company and Eduardo Bravo Fernandez de Araoz.
10.7	Indemnity Agreement, dated March 15, 2021, between the Company and Gerrit Volkert Henri Doeksen.
10.8	Indemnity Agreement, dated March 15, 2021, between the Company and Mark Wegter.
10.9	Indemnity Agreement, dated March 15, 2021, between the Company and Martijn Kleijwegt.
10.10	Indemnity Agreement, dated March 15, 2021, between the Company and Koen Sintnicolaas.
10.11	Indemnity Agreement, dated March 15, 2021, between the Company and Onno van de Stolpe.
10.12	Indemnity Agreement, dated March 18, 2021, between the Company and Mohammad Sohail Fazeli.
10.13	A Letter Agreement, dated March 18, 2021, among the Company, Mohammad Sohail Fazeli and LSP Sponsor EBAC B.V.
99.1	Press Release, dated March 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2021

EUROPEAN BIOTECH ACQUISITION CORP.

By:	/s/ Eduardo Bravo Fernandez de Araoz
Eduardo Bravo Fernandez de Araoz
Chief Executive Officer